Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Covenant Transportation Group, Inc. (the "Company") on Form 10-K for the year ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard B. Cribbs, the principal financial officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2010	/s/ Richard B. Cribbs
Richard B. Cribbs
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Covenant Transportation Group, Inc. and will be retained by Covenant Transportation Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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